EXHIBIT 10.2


                                  STATEMENT OF
                                 EDWARD W. DALE
                           AND MARILLION PARTNERSHIP
                                      AS TO
                       THE JOINT FILING OF SCHEDULE 13D/A

We, the Undersigned, hereby consent to the joint filing with the Securities and Exchange Commission ("SEC") of the Schedule 13D/A, dated October 31, 2015 on our behalf by Edward W. Dale.

Date:  October 31, 2015




                                                EDWARD W. DALE


                                                /s/ Edward W. Dale
                                                --------------------------------
                                                Edward W. Dale




                                                MARILLION PARTNERSHIP

                                                /s/ Randall J. Ewens
                                                --------------------------------
                                                Randall J. Ewens, Sole Director
                                                Gate Five Pty Ltd, trustee of
                                                Marillion Trust, a partner of
                                                Marillion Partnership


                                                /s/ Randall J. Ewens
                                                --------------------------------
                                                Randall J. Ewens, Sole Director
                                                Unity Domain Pty Ltd, a partner
                                                of Marillion Partnership